Annual Report

Science & Technology Fund

December 31, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Science & Technology Fund

o In a terrible year for the stock market, science and technology stocks experienced another year of sharp declines.

o The fund's returns trailed the S&P 500 and Lipper because of our decision to maintain a relatively aggressive risk profile during the first quarter and our exposure to communications stocks.

o We used the surge in electronic technology stocks in the fourth quarter to trim these holdings and enhance our exposure to information services and life sciences stocks.

o While the technology sector has been through a difficult period, we are optimistic about the fund's longer-term potential for growth.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

Fellow Shareholders

In the worst stock market in over 25 years, science and technology stocks suffered another year of steep declines. Volatility throughout the year was extreme, as despite experiencing its largest single-day return, three of its 10 best months, and two of its 10 best quarters, your fund still suffered its worst annual loss since its inception on September 30, 1987.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Science & Technology Fund                          -19.13%              -41.19%

Science & Technology Fund -
Advisor Class                                       -19.12               -41.19

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Science & Technology
Fund Index                                          -16.20               -34.72
--------------------------------------------------------------------------------

Finishing with an annual loss of 41.2% and a six-month loss of 19.1%, the fund trailed the unmanaged Standard & Poor's 500 Stock Index and the Lipper Science & Technology Fund Index. Our decision to maintain a relatively aggressive risk profile during the first quarter of 2001, combined with our exposure to stocks of communications companies, was responsible for the fund's weak showing.


YEAR-END DISTRIBUTION

There were no taxable distributions in 2001. In fact, at year-end, the fund had accumulated substantial tax loss carryforwards to shield future shareholder tax obligations.


MARKET ENVIRONMENT

Almost every major index finished down for the year. The broad S&P 500 Index suffered its worst decline since 1977, falling a bit less than 12% and capping its worst two-year performance since 1973-1974. Growth stocks again lagged value stocks, with technology among the worst performing growth sectors.

The recent environment for technology stocks was the most hostile in memory. The same set of industry-specific factors that depressed technology stocks in the latter part of 2000 continued to plague the sector in 2001: sluggish demand for PCs and cellular phones; business model and funding challenges among wireline communications carriers; intensifying price competition; excess capacity among semiconductor manufacturers; lengthening sales cycles; and bloated cost structures. While the technology sector was better prepared to grapple with these issues entering 2001, it was not prepared to do so in an environment of global economic weakness. Moreover, the tragic events of September 11 served to extend and deepen this hardship. Notwithstanding a slew of interest rate cuts, modest inflation, lower mortgage rates, and a multibillion-dollar tax cut, corporate spending fell sharply, driven by a decline in spending on information technology. Against this backdrop, technology fundamentals soured further, with revenues and profits shrinking at many, if not most, companies. Several icons of the bull market in technology stocks during the late 1990s, such as At Home, Compaq Computer, EMC, Lucent Technologies, Motorola, Sun Microsystems, Texas Instruments, and Yahoo!, experienced quarterly operating losses and suffered devastating stock price declines.

Nevertheless, on the heels of two consecutive years of significant losses, 11 interest rate cuts by the Federal Reserve, tax relief, and possible congressional fiscal stimulus in 2002, we now focus on the timing and degree of the eventual recovery. With the sector still challenged by excess capacity and decelerating secular growth dynamics in the three primary industry drivers of the 1990s-personal computers, wireless handsets, and wireline infrastructure expenditures-we find it difficult to endorse a surging recovery. Instead, we believe that technology sector fundamentals will improve gradually and modestly during 2002 and expect several setbacks and continued volatility along the way.


PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of electronic technology companies-software, semiconductors, communication equipment, and hardware-account for more than 60% of the portfolio, while stocks of electronic commerce, life sciences, and media companies comprise the remainder. Although we believe fundamentals for the electronic technology sector will improve over the next year, stubbornly high valuations, combined with more modest intermediate-term growth expectations, encouraged us to broaden both the number of holdings and our segment diversification. Accordingly, we used the surge in electronic technology stocks during the fourth quarter to trim our largest holdings in this segment and enhance our exposure to information services and life sciences stocks. In keeping with our usual operating philosophy of remaining fully invested, reserves stood at 3% of fund assets. The fund's 10 largest holdings made up 31.8% of portfolio assets.


Sector Diversification
--------------------------------------------------------------------------------

software                                                           22

e-comm                                                             14

components                                                         15

hardware                                                           14

comm Equ.                                                          13

life sci.heath                                                     11

media                                                               4

reserves/other                                                      7
--------------------------------------------------------------------------------

During the past year, stocks of consumer software, information services, and storage companies contributed positively to fund performance. Video game leader Electronic Arts was the fund's best contributor in 2001, while networked storage pioneers Brocade Communications Systems, Network Appliance, and Qlogic, as well as credit card processor Concord EFS, were among our best performers in both the 6- and 12-month periods. Obviously, in a year of significant losses, the fund had an expansive array of underachievers, with notable weakness across the entire communications food chain. Standout laggards included optical component leader JDS Uniphase and communications chip company Applied Micro Circuits.


OUTLOOK

We expect the economy to improve gradually and steadily as 2002 evolves, with the broader stock market posting positive, if unspectacular, returns. Although we are concerned that current technology stock valuations already assume a meaningful improvement in future growth and profitability, we suspect that the combination of stronger global economies, leaner cost structures, and easier earnings comparisons will create an environment more favorable for these stocks. While the technology sector has been through a very trying period, the longer-term investment opportunities remain plentiful, and we are committed to realizing these opportunities on your behalf.

As always, we appreciate your continued support.


Respectfully submitted,

Charles A. Morris
President of the fund and chairman of its Investment Advisory Committee January 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Fund Manager Change

After nearly 15 years of significant contributions to T. Rowe Price, Charles A. "Chip" Morris has decided it is time for a change. It is sad for T. Rowe Price to report that such a valued colleague is leaving our firm to pursue outside interests. Chip has been president and chairman of the advisory committee of the Science & Technology Fund since 1991, and has been working with us to assure a smooth transition of his responsibilities.

His portfolio management duties were assumed by Michael F. Sola, who has been the executive vice president of the fund since April 2000 and has worked with Chip on technology investing for the past seven years. Mike has also managed roughly 1 billion of assets in small- and mid-cap technology stocks over the past three years, including in the Developing Technologies Fund. He became chairman of the advisory committee of the Science & Technology Fund and assumed portfolio management responsibilities on January 16, 2002. Prior to joining T. Rowe Price in 1995, Mike earned his MBA from the University of Chicago and his BS in Physics and Economics from the College of William and Mary.

We will miss Chip Morris, and we wish him the very best in his new endeavors.

This updates the prospectus dated May 1, 2001.


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

Electronic Arts                                                   4.7%

VeriSign                                                          4.0

Analog Devices                                                    3.3

VERITAS Software                                                  3.1

Cisco Systems                                                     3.0
--------------------------------------------------------------------------------

Maxim Integrated Products                                         3.0

Flextronics                                                       2.9

Vodafone                                                          2.7

Nokia                                                             2.6

Microsoft                                                         2.5
--------------------------------------------------------------------------------

QUALCOMM                                                          2.5

Oracle                                                            2.3

Concord EFS                                                       2.3

Sanmina                                                           2.2

AOL Time Warner                                                   2.2
--------------------------------------------------------------------------------

First Data                                                        2.2

Adobe Systems                                                     2.2

Xilinx                                                            2.0

Brocade Communications Systems                                    2.0

Siebel Systems                                                    1.9
--------------------------------------------------------------------------------

EMC                                                               1.9

Network Appliance                                                 1.7

Openwave Systems                                                  1.7

Altera                                                            1.7

SAP                                                               1.6
--------------------------------------------------------------------------------

Total                                                            62.2%

Note: Table excludes reserves.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases
--------------------------------------------------------------------------------
VERITAS Software

First Data

AOL Time Warner

Mercury Interactive

Paychex

Concord EFS

Siebel Systems

EMC

Dell Computer

Openwave Systems



Ten Largest Sales
--------------------------------------------------------------------------------

Maxim Integrated Products

Electronic Arts

WorldCom - WorldCom Group*

VeriSign

Analog Devices

Altera

ASML Holding*

KLA-Tencor*

Nokia

Applied Materials*



*   Position eliminated


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Science & Technology Fund
--------------------------------------------------------------------------------
                                  Lipper               S&P
                                  Science              500            Science &
                                  & Technol          Stock           Technology
                                  Fund Inde          Index                 Fund
--------------------------------------------------------------------------------

12/91                             10.000            10.000               10.000

12/92                             10.978            10.762               11.876

12/93                             13.377            11.847               14.755

12/94                             14.627            12.003               17.085

12/95                             20.266            16.514               26.572

12/96                             23.696            20.305               30.352

12/97                             25.552            27.080               30.871

12/98                             37.546            34.819               43.947

12/99                             80.319            42.145               88.328

12/00                             56.004            38.307               58.129

12/01                             36.557            33.754               34.188
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                              Since      Inception
12/31/01       1 Year     3 Years    5 Years    10 Years   Inception  Date
--------------------------------------------------------------------------------

Science &
Technology
Fund           -41.19%    -8.03%      2.41%     13.08%      -           -

Science &
Technology
Fund -
Advisor
Class          -41.19          -         -         -     -45.34%    3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

For a share outstanding throughout each period


Financial Highlights
--------------------------------------------------------------------------------

Science & Technology Shares

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of
peiod           $  35.57    $  63.71    $  37.67    $  27.26    $  29.71

  Investment activities

  Net investment
  income (loss)    (0.18)      (0.29)      (0.09)      (0.18)
                                                                   (0.12)

  Net realized and
  unrealized
  gain (loss)     (14.47)     (20.57)      36.85      1 1.58        0.54

  Total from
  investment
  activities      (14.65)     (20.86)      36.76       11.40        0.42

Distributions
  Net realized
  gain              -          (7.28)     (10.72)      (0.99)      (2.87)


NET ASSET VALUE

End of period   $  20.92    $  35.57    $  63.71    $  37.67    $  27.26
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)   (41.19)%    (34.19)%    100.99%      42.35%       1.71%

Ratio of total
expenses to
average net ass     1.00%       0.86%       0.87%       0.94%      0 .94

Ratio of ne
t investment
income (loss)
to average
net assets         (0.73)%     (0.55)%     (0.26)%     (0.61)%     (0.44)%

Portfolio
turnover rate      143.6%      134.1%      128.0%      108.9%      133.9%

Net assets,
end of period
(in millions)   $  5,209    $  8,892    $ 12,271    $  4,696    $  3,538
                ----------------------------------------------------------------


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Science & Technology Advisor Class Shares

                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of period                               $  35.54             $  71.08

  Investment activities
  Net investment
  income (loss)                                      (0.17)               (0.13)

  Net realized
  and unrealized
  gain (loss)                                       (14.47)              (28.13)

  Total from
  investment
  activities                                        (14.64)              (28.26)

Distributions
  Net realized gain                                   --                  (7.28)

NET ASSET VALUE
End of period                                    $   20.90             $   35.54
                                                 ---------             ---------

Ratios/Supplemental Data
Total
return (diamond)                                    (41.19)%            (41.06)%

Ratio of total
expenses
to average
net assets                                            0.99%              1.09%!

Ratio of net
investment
income (loss)
to average
net assets                                           (0.71)%             0.80%!

Portfolio
turnover rate                                        143.6%             134.1%!

Net assets, end of period
(in thousands)                                   $ 554,665            $ 829,024


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        ! Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001


Statement of Net Assets                             Shares            Value
-------------------------------------------------------------------------------
                                                         In thousands


Common Stocks  97.4%

LIFE SCIENCES AND HEALTH CARE  11.4%

Pharmaceuticals  4.2%

American Home Products                           1,000,000         $     61,360

Bristol-Myers Squibb                               600,000               30,600

Eli Lilly                                          400,000               31,416

Pfizer                                           1,500,000               59,775

Sanofi-Synthelabo (EUR)                            400,000               29,838

Schering-Plough                                    800,000               28,648


                                                                        241,637

Medical Devices  2.1%

Baxter                                             600,000               32,178

Boston Scientific *                              1,200,000               28,944

Johnson & Johnson                                1,000,000               59,100

                                                                        120,222

Biotechnology  5.1%

Amgen *                                            650,000               36,683

Biogen *                                           650,000               37,281

Cephalon *                                         550,000               41,572

Genentech *                                      1,100,000               59,675

Genzyme *                                          500,000               29,927

IDEC Pharmaceuticals *                             450,000               31,016

Immunex *                                          750,000               20,786

MedImmune *                                        800,000               37,064

                                                                        294,004

Total Life Sciences and Health Care                                     655,863


HARDWARE  13.8%

Peripherals  6.7%

Brocade Communications Systems *                 3,500,000              115,937

EMC *                                            8,000,000              107,520

Network Appliance *                              4,500,000               98,437

Qlogic *                                         1,500,000               66,758

                                                                        388,652

Systems  0.5%

Dell Computer *                                  1,000,000         $     27,165

                                                                         27,165

Contract Manufacturing  6.6%

Celestica *                                      2,000,000               80,780

Flextronics *                                    7,000,000              167,965

Sanmina *                                        6,500,000              129,318

                                                                        378,063

Total Hardware                                                          793,880


SOFTWARE  21.9%

Enterprise Software  15.0%

Citrix Systems *                                 1,700,000               38,531

Informatica *                                    3,800,000               55,119

Mercury Interactive *                            2,450,000               83,263

Microsoft *                                      2,200,000              145,761

Oracle *                                         9,500,000              131,243

Peregrine Systems *                              2,000,000               29,650

SAP (EUR)                                          700,000               91,160

Siebel Systems *                                 4,000,000              111,960

VERITAS Software *                               4,000,000              179,340

                                                                        866,027

Consumer and Multi Media Software  6.9%

Adobe Systems                                    4,000,000              124,260

Electronic Arts *                                4,550,000              272,795

                                                                        397,055

Total Software                                                        1,263,082


MEDIA  4.2%

Media  4.2%

AOL Time Warner *                                4,000,000              128,400

Comcast (Class A Special) *                      1,500,000               54,008

Viacom (Class B) *                               1,400,000               61,810

Total Media                                                             244,218



COMMUNICATION SERVICES  2.7%

Wireless Services  2.7%

Vodafone ADR                                     6,000,000         $    154,080


Total Communication Services                154,080


E-COMMERCE  14.4%

E-Commerce  14.4%

Certegy *                                        2,500,000               85,550

Concord EFS *                                    4,000,000              131,140

e-Bay *                                            500,000               33,447


First Data                                       1,600,000              125,520

Fiserv *                                           700,000               29,631

Paychex                                          2,000,000               69,690

SmartForce ADR*                                    800,000               19,836

SunGard Data Systems *                           1,000,000               28,930

TMP Worldwide *                                  1,750,000               75,084

VeriSign *                                       6,050,000              230,293

Total E-Commerce                                                        829,121


COMMUNICATIONS EQUIPMENT  12.6%

Wireline Equipment  5.9%

CIENA *                                          2,500,000               35,788

Cisco Systems *                                  9,500,000              172,092

Extreme Networks *                               2,200,000               28,391

Juniper Networks *                               2,000,000               37,920

ONI Systems *                                    2,500,000               15,738

Riverstone Networks *                            2,000,000               33,370

Sonus Networks *                                 3,000,000               13,830

                                                                        337,129

Wireless Equipment  6.7%

Nokia ADR                                        6,000,000              147,180

Openwave Systems!*                              10,000,000               97,950

QUALCOMM *                                       2,800,000              141,330

                                                                        386,460

Total Communications Equipment                                          723,589


COMPONENT PROCESSING EQUIPMENT  0.9%

Semiconductor Processing Equipment  0.9%

Cognex *                                         2,000,000         $     51,240

Total Component Processing Equipment                                     51,240


COMPONENTS  14.5%

Analog Semiconductors  6.2%

Analog Devices *                                 4,250,000              188,658

Maxim Integrated Products *                      3,250,000              170,641

                                                                        359,299

Digital Semiconductor  6.2%

Altera *                                         4,500,000               95,422

Samsung Electronics (KRW)                          150,000               31,983

Taiwan Semi Warrents                            21,150,000               53,440

Texas Instruments                                2,000,000               56,000

Xilinx *                                         3,000,000              117,120

                                                                        353,965

Optical Components  2.1%

Agere Systems *                                 11,000,000               62,590

JDS Uniphase *                                   7,000,000               60,725



                                                                        123,315

Total Components                                                        836,579


Other Miscellaneous Common Stocks 1.0%                                   59,026


Total Common Stocks (Cost  6,215,602)                                 5,610,678


Convertible Preferred Stocks  0.0%

AllAdvantage +                                   1,239,670                    0

idealab! (Series D) *+                           1,000,000                1,000

Total Convertible Preferred Stocks (Cost  107,500)                        1,000


Short-Term Investments  3.1%

Money Market Funds  3.1%

T. Rowe Price Government Reserve
Investment Fund, 1.81% #!                      180,836,581              180,837
Total Short-Term
Investments (Cost  180,837)                                             180,837

Total Investments in Securities

100.5% of Net Assets (Cost 6,503,939)                               $ 5,792,515

Other Assets Less Liabilities                                           (29,003)


NET ASSETS                                                          $ 5,763,512
                                                                    -----------

Net Assets Consist of:

Undistributed net realized gain (loss)                              $(4,697,238)

Net unrealized gain (loss)                                             (711,572)

Paid-in-capital applicable to
275,568,716 shares of0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      11,172,322

NET ASSETS                                                            5,763,512
                                                                      ---------

NET ASSET VALUE PER SHARE

Science & Technology shares

(5,208,846,805/249,029,318
shares outstanding)                                                       20.92
                                                                          -----

Science & Technology Advisor Class shares

(554,665,232/26,539,398 shares outstanding)                               20.90
                                                                          -----

  #     Seven-day yield
  *     Non-income producing
  !     Affiliated company
  + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at period-end amounts to 1,000 and represents 0.00 % of net assets
ADR     American Depository Receipts
EUR     Euro
KRW     South Korean won

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Interest                                                $    14,758

  Dividend (net of
  foreign taxes of 398)                                         4,149

  Total income                                                 18,907

Expenses

  Investment management                                        46,472

  Shareholder servicing

  Science & Technology shares                                  18,877

  Science & Technology Advisor
  Class shares                                                    544

  Distribution - Science & Technology
  Advisor shares                                                1,319

  Prospectus and shareholder reports

  Science & Technology shares                                   1,095

  Science & Technology
  Advisor Class shares                                              1

  Registration                                                    437

  Custody and accounting                                          319

  Legal and audit                                                  54

  Proxy and annual meeting                                         45

  Directors                                                        30

  Miscellaneous                                                    64

  Total expenses                                               69,257

  Expenses paid indirectly                                        (80)

  Net expenses                                                 69,177

Net investment income (loss)                                  (50,270)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                               (4,256,546)

  Foreign currency transactions                                  (617)

  Net realized gain (loss)                                 (4,257,163)

Change in net unrealized gain (loss)

  Securities                                                  239,840

  Other assets and liabilities

  denominated in foreign currencies                              (142)

  Change in net unrealized gain (loss)                        239,698

Net realized and unrealized gain (loss)                    (4,017,465)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                    $(4,067,735)
                                                          -----------



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)                               $   (50,270)        $    (74,759)


  Net realized
  gain (loss)                                   (4,257,163)             801,455

  Change in net
  unrealized gain (loss)                           239,698           (5,867,083)

  Increase (decrease) in net
  assets from operations                        (4,067,735)          (5,140,387)

Distributions to shareholders

Net realized gain

Science & Technology shares                           --             (1,563,660)

Science & Technology
Advisor Class shares                                  --               (144,641)

Decrease in net assets
from distributions                                    --             (1,708,301)

Capital share transactions *

         Shares sold

  Science & Technology shares                    2,061,980            6,297,536

  Science & Technology
  Advisor Class shares                             106,573            1,306,306

  Distributions reinvested

  Science & Technology shares                         --              1,524,085

  Science & Technology
  Advisor Class shares                                --                144,384

  Shares redeemed
  Science & Technology shares                   (2,028,904)          (4,953,033)

  Science & Technology
  Advisor Class shares                             (29,360)             (20,264)

  Increase (decrease) in
  net assets from

  capital share transactions                       110,289            4,299,014

Net Assets

Increase (decrease)
during period                                   (3,957,446)          (2,549,674)

Beginning of period                              9,720,958           12,270,632

End of period                                  $ 5,763,512         $  9,720,958
                                               -----------         ------------



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00
--------------------------------------------------------------------------------

*Share information
  *Shares sold
  Science & Technology shares                       80,684              101,943

  Science & Technology

  Advisor Class shares                               4,354               20,216

Distributions reinvested

  Science & Technology shares                         --                 37,418

  Science & Technology
  Advisor Class shares                                --                  3,548

Shares redeemed

  Science & Technology shares                      (81,673)             (81,931)

  Science & Technology
  Advisor Class shares                              (1,144)                (434)

  Increase (decrease) in shares outstanding          2,221               80,760


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
                                                         December 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares-Science & Technology, offered since September 30, 1987, and Science & Technology Advisor Class, first offered on March 31, 2000. Science & Technology Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors Trustees.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Science & Technology Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated 9,423,349,000 and 9,337,856,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                  $  1,043,077,000

Unrealized depreciation                                    (2,217,560,000)

Net unrealized
appreciation (depreciation)                                (1,174,483,000)

Capital loss carryforwards                                 (4,234,327,000)

Distributable earnings                                     (5,408,810,000)

Paid-in capital                                            11,172,322,000

Net assets                                               $  5,763,512,000
--------------------------------------------------------------------------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, 462,911,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had 4,234,327,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                         $50,270,000

Undistributed net realized gain                                 895,000

Paid-in capital                                            $(51,165,000)
                                                           ------------
--------------------------------------------------------------------------------

At December 31, 2001, the cost of investments for federal income tax purposes was 6,966,850,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 3,386,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause Science & Technology Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2005, Science & Technology Advisor Class is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.15%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately 15,125,000 for the year ended December 31, 2001, of which 1,446,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled 14,709,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002


T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Science & Technology Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa             159,965,896.794
Affirmative:               2,891,928.681
Withhold:                  162,857,825.475
Total:

John H. Laporte            160,062,171.330
Affirmative:               2,795,654.145
Withhold:                  162,857,825.475
Total:

Calvin W. Burnett          159,696,404.625
Affirmative:               3,161,420.850
Withhold:                  162,857,825.475
Total:

Anthony W. Deering         159,948,841.220
Affirmative:               2,908,984.255
Withhold:                  162,857,825.475
Total:

Donald W. Dick, Jr.        160,012,668.890
Affirmative:               2,845,156.585
Withhold:                  162,857,825.475
Total:

David K. Fagin             159,904,063.253
Affirmative:               2,953,762.222
Withhold:                  162,857,825.475
Total:

F. Pierce Linaweaver       159,871,486.300
Affirmative:               2,986,339.175
Withhold:                  162,857,825.475
Total:

Hanne M. Merriman          160,008,936.969
Affirmative:               2,848,888.506
Withhold:                  162,857,825.475
Total:

John G. Schreiber          159,961,342.940
Affirmative:               2,896,482.535
Withhold:                  162,857,825.475
Total:

Hubert D. Vos              159,948,859.318
Affirmative:               2,908,966.157
Withhold:                  162,857,825.475
Total:

Paul M. Wythes             159,961,587.136
Affirmative:               2,896,238.339
Withhold:                  162,857,825.475
Total:

James S. Riepe             159,931,233.830
Affirmative:               2,926,591.645
Withhold:                  162,857,825.475
Total:

--------------------------------------------------------------------------------

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer, The
                                      Rouse Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1994        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources, Corp.            Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
10/21/46                              company;                    Corporation,
                                      Senior                      and The Rouse
                                      Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.

--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1998        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company

--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1987        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
John H.      Director     Elected     Managing         15         Not
Laporte                   1988        Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director
                                      and
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1987        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Accessregistered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

 * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.


 ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F61-050  12/31/01